Consolidated Statements of Comprehensive Income/ (Loss) (Parenthetical) - CNY (¥) ¥ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Other comprehensive income, fair value remeasurement for available-for-sale investments, tax	¥ 0	¥ (98,456)	¥ 196,617
Other comprehensive loss, reclassification adjustment for disposal of available-for-sale debt investments, tax	0	96,606	142,574
Transactions with related parties included in revenues, cost of revenues and operating expenses are as follows (Note 23):
Net advertising revenues	28,629	37,639	50,700
Paid services revenues	29,959	30,950	61,690
Cost of revenues	(24,500)	(9,566)	(26,512)
Sales and marketing expenses	(2,465)	(2,692)	(4,157)
General and administrative expenses	¥ (5,361)	¥ (5,044)	¥ (7,045)
Class A ordinary shares
Number of ordinary shares that each ADS represents	8	8	8